SUBSEQUENT EVENTS	12 Months Ended
Jan. 31, 2021
SUBSEQUENT EVENTS [abstract]
SUBSEQUENT EVENTS

28. SUBSEQUENT EVENTS

On February 4, 2021, warrants were exercised to purchase 456,100 common shares of the Company for proceeds of $535,204.  Included in the above total was the purchase of 426,100 common shares of the Company by a Director of the Company.

On April 5, 2021, the Company issued 19,774 common shares to vendors of Eco Firma Farms as part of the purchase agreement dated June 13, 2018 as settlement of the share payment note, recognized as a reduction to the Company's commitment to issue shares.

On April 23, 2021, the Company closed on a purchase and sale agreement for certain assets in Oregon.  This agreement was announced on January 7, 2021. As a result of the sale, the Company has disposed of all assets and liabilities classified as held for sale.